                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                 Date of Report (Date of earliest event reported):
                                  July 18, 2001

                                PURCHASESOFT, INC.
                                ------------------
                 (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
                                    --------
                   (State or Other Jurisdiction of Incorporation)

                0-11791                                   13-2897997
               ------------------------------------------------------
              (Commission File Number)                   (IRS Employer
                                                    Identification No.)

                ONE RESEARCH DRIVE, SUITE 100B WESTBOROUGH, MA 01581
                ----------------------------------------------------
                (Address of Principal Executive Offices) (Zip Code)

                Registrant's telephone number, including area code:

                                 (508) 599-1300
                                 --------------

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                                     -2-

         ITEM 5.  OTHER EVENTS.

         On July 18, 2001, the Registrant issued a demand promissory note to L-R Global Partners, L.P. in the aggregate principal amount of $2 million. The note bears interest on the unpaid principal at a rate of 6% per annum.

            Exhibit
            Number   Description
            -------  -----------
            10.1     $2 million Demand Promissory Note issued by PurchaseSoft,
                     Inc. to L-R Global Partners, L.P.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PURCHASESOFT, INC.

                                          /s/ Donald S. LaGuardia
                                   By:________________________________________
                                   Name:  Donald S. LaGuardia
                                   Title: President and Chief Executive Officer
                                          (Principal Executive Officer)

Dated:  July 25, 2001


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                                     -3-

                                INDEX TO EXHIBITS

Exhibit
Number                              Description
--------                            -----------
10.1                   $2 million Demand Promissory Note issued by PurchaseSoft,
                       Inc. to L-R Global Partners, L.P.